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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 5, 2005
Date of Report (Date of earliest event reported)

CROWN MEDIA HOLDINGS, INC.
(Exact name of Registrant as Specified in Charter)

Delaware	000-30700	84-1524410
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6430 S. Fiddlers Green Circle, Suite 225
Greenwood Village, Colorado 80111
(Address of Principal Executive Offices)

(303) 220-7990
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

        On April 5, 2005, the Company received a notice from the staff of the Nasdaq Stock Market indicating that because of its previously announced late filing of its Form 10-K for the fiscal year ended December 31, 2004, the Company's securities are subject to potential delisting from the Nasdaq National Market for failure to comply with Marketplace Rule 4310(c)(14).

        Receipt of the notice does not result in immediate delisting of the Company's common stock. The Company has made a timely request for a hearing with The Nasdaq Listing Qualifications Panel to appeal the Nasdaq staff's determination. This request will stay the delisting pending the hearing and a determination by the Nasdaq Listing Qualifications Panel.

        The press release announcing the receipt of the Nasdaq notice attached as Exhibit 99.1 to this report is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)
Exhibits

99.1
Press Release of Crown Media Holdings, Inc. dated April 8, 2005

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN MEDIA HOLDINGS, INC. (Registrant)
Date April 8, 2005	By:	/s/ WILLIAM J. ALIBER William J. Aliber Executive Vice President and Chief Financial Officer

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  ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING
  ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES